UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2017
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	001-37586	47-4027764
(State of other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5255 Virginia Avenue
North Charleston, South Carolina 29406
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

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Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2017 Annual Meeting of Stockholders of Ingevity Corporation (the "Company") was held on April 27, 2017, at which the Company's stockholders voted on the six proposals identified below. Each of the proposals are described in more detail in the Company's Proxy Statement for the annual meeting filed with the Securities and Exchange Commission on March 15, 2017.

There were 42,141,134 shares of the Company's common stock issued and outstanding on the record date for the annual meeting and entitled to vote at the annual meeting, and 39,433,342 shares (93.57%) were represented in person or by proxy at the annual meeting, which number constituted a quorum.

Proposals 1 through 4, and proposal 6 was approved by the requisite vote of the Company's stockholders, and proposal No. 5 received approval for the “One Year” Say-on-Frequency vote.  The final voting results for each proposal are described below.

1. A proposal to elect the two director nominees (Richard B. Kelson and D. Michael Wilson), each for a two-year term or until his successor is duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
01 Richard B. Kelson	35,747,145	1,002,972	81,355	2,601,870
02 D. Michael Wilson	36,524,605	225,664	81,203	2,601,870

2. Adopt the 2017 Ingevity Corporation Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
36,530,962	216,000	84,510	2,601,870

3. Approve the material terms for qualified performance-based compensation for Section 162(m) Internal Revenue Code purposes under the Ingevity Corporation 2016 Omnibus Incentive Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
35,988,140	753,048	90,284	2,601,870

4. Approve on an advisory basis (non-binding) the compensation paid to our named executive officers (Say-on-Pay).

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
35,481,292	1,249,977	100,203	2,601,870

5. Selection, on an advisory (non-binding) basis, of the frequency of future Say-on-Pay votes (Say-on-Frequency).

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTE
31,465,305	64,251	5,198,077	103,839	2,601,870

Consistent with a majority of the advisory votes cast and the recommendation of the Company’s Board of Directors, the Company will hold a stockholder vote on the compensation paid to the Company’s named executive officers annually, until the next vote on the frequency of such advisory votes.

6. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2017.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
39,315,626	37,938	79,778	(None)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ KATHERINE P. BURGESON
Katherine P. Burgeson
Executive Vice President, General Counsel and Secretary
Date: May 1, 2017